UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December  27, 2007

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA 50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2007, the Registrant amended Section 1 of Article V of its Bylaws to clarify that each stockholder, except for those who have chosen to utilize uncertificated securities pursuant to a direct registration system, shall be entitled to a certificate signed by, or in the name of the Corporation, and further took action under Section 5 of Article V, the “Regulation” section, to clarify that book-entry ownership of its stock is permitted.

The amendment was effective December 27, 2007.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is being furnished herewith:

Exhibit 99.1 - Text of the amendment to the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ David W. Leedom
David W. Leedom
Senior Vice President, Secretary, Treasurer and Acting Chief Financial Officer

Dated: December 31, 2007